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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                    Date of Report (Date of earliest Event
                             Reported): May 29, 1998



                CWABS, INC., (as depositor under the Pooling and
                 Servicing Agreement, dated as of May 20, 1998,
                 providing for the issuance of the CWABS, INC.,
            Countrywide Home Equity Loan Trust 1998-B, Revolving Home
             Equity Loan Asset Backed Certificates, Series 1998-B).



                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


        Delaware                        333-37539                95-4596514
-----------------------------        -----------------        ---------------
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



4500 Park Granada
Calabasas, California                                               91302
---------------------                                              --------
(Address of Principal                                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   --------------
--------------------------------------------------------------------------------



Item 5.  Other Events.
-------  -------------

Filing of Certain Materials
---------------------------

         In connection with the issuance by Countrywide Home Equity Loan Trust 1998-B of Revolving Home Equity Loan Asset Backed Certificates, Series 1998-B (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         8.1  Opinion of Brown & Wood re Tax Matters.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWABS, INC.

                                                   By: /s/ David Walker
                                                      --------------------
                                                       David Walker
                                                       Vice President

Dated:  May 29, 1998



                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

8.1       Opinion of Brown & Wood re: Tax Matters                          5


                                                                     Exhibit 8.1
                                                                     -----------

                                              May 29, 1998

Salomon Brothers Inc
Seven World Trade Center
New York, NY  10048

Countrywide Securities Corporation
4500 Park Granada
Calabasas, California 91302

CWABS, Inc.
4500 Park Granada
Calabasas, California 91302

The First National Bank of Chicago, as Trustee
One First National Plaza
Chicago, Illinois  60670

               Re:     Countrywide Home Equity Loan Trust 1998-B
                       Revolving Home Equity Loan Asset Backed Certificates, Series 1998-B
                       -----------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel for Countrywide Home Loans, Inc., a New York corporation ("CHL"), and CWABS, Inc., a Delaware corporation ("CWABS"), in connection with the proposed transfer by CHL to CWABS of certain home equity loans and the proposed issuance of Revolving Home Equity Loan Asset Backed Certificates of the above-referenced Series (the "Certificates") by Countrywide Home Equity Loan Trust 1998-B (the "Trust"). You have requested our opinion as to certain federal income tax consequences of the above-referenced transaction.

         The assets of the Trust will consist primarily of a pool of adjustable rate home equity revolving credit line loans made or to be made in the future (the "Mortgage Loans") under certain home equity revolving credit line loan agreements. The Mortgage Loans are secured by either first or second deeds of trust or mortgages on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the pooling and servicing agreement dated as of May 20, 1998 among CHL, CWABS and The First National Bank of Chicago, as trustee (the "Pooling and Servicing Agreement").

         In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

         (i) The Prospectus dated May 20, 1998 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement relating to the Investor Certificates, dated May 20, 1998 (the "Prospectus Supplement") in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

         (ii)     The  Pooling  and  Servicing   Agreement  (together  with  the
                  Prospectus, the "Documents").

         (iii) A specimen Certificate of each of the Investor Certificates and the Transferor Certificates.

         In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. Our opinions are also based on the assumption that there are no agreements or understandings with respect to those transactions contemplated in the Documents other than those contained in the Documents. Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein.

         As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of CHL, CWABS and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Investor Certificates.

         Based upon the foregoing and consideration of such other matters as we have deemed appropriate, we are of the opinion that:

         1. For federal income tax purposes, the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation, or as a taxable mortgage pool within the meaning of section 7701(i) of the Code.

         2. The Investor Certificates will be treated as debt for federal income tax purposes.

         3. The statements in the Prospectus Supplement under the headings "Summary -- Federal Income Tax Consequences" and "Federal Income Tax Consequences", to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects with respect to those consequences or aspects that are discussed.

         We do not express any opinion as to any laws other than the federal tax law of the United States of America.

         The opinions set forth herein are based upon the existing provisions of the Internal Revenue Code of 1986, as amended, and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the corporate documents or the effect of such transactions on CHL or any member of CHL's consolidated tax group.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                                  Very truly yours,

                                                  /s/ BROWN & WOOD LLP
                                                  --------------------
                                                      BROWN & WOOD LLP






                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                                    May 29, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

           Re:      CWABS, Inc.
                    Countrywide Home Equity Loan Trust 1998-B
                    Revolving Home Equity Loan Asset Backed
                    Certificates, Series 1998-B
                    -----------------------------------------

Ladies and Gentlemen:

         On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.

                                                              Very truly yours,
                                                              /s/ Amy Sunshine
                                                              Amy Sunshine

Enclosure